Exhibit 10.3

Helmerich & Payne, Inc.

2010 Long-Term Incentive Plan

Director Nonqualified Stock Option Agreement

Participant Name:	Date of Grant:

Shares Subject to Stock Option:
Expiration Date:

Option Price:

Vesting Schedule

Vesting Dates	Percent of Stock Option Exercisable
%
%
%
%
%

Director Nonqualified Stock Option Agreement

Under the Helmerich & Payne, Inc.

2010 Long-Term Incentive Plan

THIS DIRECTOR NONQUALIFIED STOCK OPTION AGREEMENT (the “Option Agreement”), is made as of the grant date set forth on the cover page of this Award Agreement (the “Cover Page”) at Tulsa, Oklahoma by and between the participant named on the Cover Page (the “Participant”) and Helmerich & Payne, Inc. (the “Company”):

W I T N E S S E T H:

WHEREAS, Participant is a Director of the Company, and it is important to the Company that Participant be encouraged to remain in the service of the Company; and

WHEREAS, in recognition of such facts, the Company desires to provide to Participant an opportunity to purchase shares of the Common Stock of the Company, as hereinafter provided, pursuant to the “Helmerich & Payne, Inc. 2010 Long-Term Incentive Plan” (the “Plan”), a copy of which has been provided to Participant; and

WHEREAS, any capitalized terms used but not defined herein have the same meanings given them in the Plan.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, Participant and the Company hereby agree as follows:

Section 1.      Grant of Stock Option.  The Company hereby grants to the Participant a nonqualified stock option (the “Stock Option”) to purchase all or any part of the number of shares of its Common Stock, par value $.10 (the “Stock”) set forth on the Cover Page, under and subject to the terms and conditions of this Option Agreement and the Plan which is incorporated herein by reference and made a part hereof for all purposes.  The purchase price for each share to be purchased hereunder shall be the option price set forth on the Cover Page (the “Option Price”) which shall equal the Fair Market Value of the Common Stock covered by this Stock Option on the Date of Grant.

Section 2.      Vesting.  Subject to the applicable provisions of the Plan and this Option Agreement, Participant’s Stock Option shall be fully vested and immediately exercisable on the Date of Grant.

Section 3.      Term of Stock Option.  Subject to earlier termination as provided in this Option Agreement or in the Plan, the Stock Option shall expire at the close of business ten years from the Date of Grant and may not be exercised after such expiration date.

Section 4.      Transferability of Stock Option.

(a)  General.  Except as provided in Section 4(b) hereof, the Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Stock Option may be exercised, during the lifetime of Participant, only by Participant. More particularly (but without limiting the generality of the foregoing), the Stock Option may not be assigned, transferred (except as provided above and in Section 4(b) hereof), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Stock Option contrary to the provisions hereof shall be null and void and without effect.

(b)  Limited Transferability of Stock Options.  The Stock Options may be transferred by Participant to (i) the ex-spouse of Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of Participant (“Immediate Family Members”), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership in which such Immediate Family Members are the only partners; provided that there may be no consideration for any such transfer and subsequent transfers of transferred Stock Options shall be prohibited except those in accordance with Section 4(a) hereof.  Following transfer, any such Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Section 4(b), the term “Participant” shall be deemed to refer to the transferee.  No transfer pursuant to this Section 4(b) shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Committee shall request.

Section 5.      Timing of Exercise Upon Termination of Service.  Upon Participant’s termination of service as a director of the Company, Participant, or the representative of a deceased Participant, shall be entitled to purchase shares of Stock during the remaining term of the Stock Option.

Section 6.      Method of Exercising Stock Option.

(a)  Procedures for Exercise.  The manner of exercising the Stock Option herein granted shall be by written notice to the Secretary of the Company at the time the Stock Option, or part thereof, is to be exercised, and in any event prior to the expiration of the Stock Option.  Such notice shall state the election to exercise the Stock Option, the number of shares of Stock to be purchased upon exercise, the form of payment to be used, and shall be signed by the person so exercising the Stock Option.

(b)  Form of Payment.  Payment in full for shares of Stock purchased under this Option Agreement shall accompany Participant’s notice of exercise.  Payment shall be made (i) in cash or by check, draft or money order payable to the order of the Company; (ii) by delivering Stock having a Fair Market Value on the date of payment equal to the amount of the Option Price; (iii) by a Net-Exercise; or (iv) a combination thereof.  In addition to the foregoing procedure which may be available for the exercise of the Stock Option, Participant may deliver to the Company a notice of exercise which includes an irrevocable instruction to the Company to deliver the Stock certificate representing the shares of Stock being purchased, issued in the name of Participant, to a broker approved by the Company and authorized to trade in the Common Stock of the Company.  Upon receipt of such notice, the Company shall acknowledge receipt of the executed notice of exercise and forward this notice to the broker.  Upon receipt of the copy of the notice which has been acknowledged by the Company, and without waiting for issuance of

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the actual Stock certificate with respect to the exercise of the Stock Option, the broker may sell the Stock or any portion thereof. The broker shall deliver directly to the Company that portion of the sales proceeds sufficient to cover the Option Price and withholding taxes, if any.  For all purposes of effecting the exercise of the Stock Option, the date on which Participant gives the notice of exercise to the Company, together with payment for the shares of Stock being purchased and any applicable withholding taxes, shall be the “date of exercise.”  If a notice of exercise and payment are delivered at different times, the date of exercise shall be the date the Company first has in its possession both the notice and full payment as provided herein.

(c)   Further Information.  In the event the Stock Option is exercised, pursuant to the foregoing provisions of this Section 6, by any person due to the death of Participant, such notice shall also be accompanied by appropriate proof of the right of such person to exercise the Stock Option.  The notice so required shall be given by personal delivery to the Secretary of the Company or by registered or certified mail, addressed to the Secretary of the Company at 1437 South Boulder Avenue, Tulsa, Oklahoma 74119, and it shall be deemed to have been given when it is so personally delivered or when it is deposited in the United States mail in an envelope addressed to the Company, as aforesaid, properly stamped for delivery as a registered or certified letter.

Section 7.      Securities Law Restrictions.  The Stock Option shall be exercised and Stock issued only upon compliance with the Securities Act of 1933, as amended (the “Act”), and any other applicable securities law, or pursuant to an exemption therefrom. If deemed necessary by the Company to comply with the Act or any applicable laws or regulations relating to the sale of securities, Participant, at the time of exercise and as a condition imposed by the Company, shall represent, warrant and agree that the shares of Stock subject to the Stock Option are being purchased for investment and not with any present intention to resell the same and without a view to distribution, and Participant shall, upon the request of the Company, execute and deliver to the Company an agreement to such effect.  Participant acknowledges that any Stock certificate representing Stock purchased under such circumstances will be issued with a restricted securities legend.

Section 8.      Notices.  All notices or other communications relating to the Plan and this Option Agreement as it relates to Participant shall be in writing and shall be delivered personally or mailed (U.S. Mail) by the Company to Participant at the then current address as maintained by the Company or such other address as Participant may advise the Company in writing.

Section 9.      No Part of Other Plans.  The benefits provided under this Agreement or the Plan shall not be deemed to be a part of or considered in the calculation of any other benefit provided by the Company, a Subsidiary or an Affiliated Entity to Participant.

Section 10.    Participant and Award Subject to Plan.  As specific consideration to the Company for the Award, Participant agrees to be bound by the terms of the Plan and this Agreement.

IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the day and year first above written.

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HELMERICH & PAYNE, INC., a Delaware corporation

By:

“COMPANY”

“PARTICIPANT”

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HELMERICH & PAYNE, INC.

2010 LONG-TERM INCENTIVE PLAN

DIRECTOR RESTRICTED STOCK AWARD AGREEMENT

Participant Name:	Date of Grant:

Shares Subject to Restricted Stock Award:

Vesting Schedule

Vesting Dates	Percent of Award Vested
%
%
%
%

DIRECTOR RESTRICTED STOCK AWARD AGREEMENT

UNDER THE HELMERICH & PAYNE, INC.

2010 LONG-TERM INCENTIVE PLAN

THIS DIRECTOR RESTRICTED STOCK AWARD AGREEMENT (the “Award Agreement”), is made as of the grant date set forth on the cover page of this Award Agreement (the “Cover Page”), by and between the participant named on the Cover Page (the “Participant”) and Helmerich & Payne, Inc. (the “Company”).

W I T N E S S E T H:

WHEREAS, the Participant is a director of the Company, and it is important to the Company that the Participant be encouraged to continue to provide services to the Company; and

WHEREAS, in recognition of such facts, the Company desires to provide to the Participant an opportunity to receive shares of the Common Stock of the Company, as hereinafter provided, pursuant to the “Helmerich & Payne, Inc. 2010 Long-Term Incentive Plan” (the “Plan”), a copy of which has been provided to the Participant; and

WHEREAS, any capitalized terms used but not defined herein have the same meanings given them in the Plan.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, the Participant and the Company hereby agree as follows:

Section 1.                                          Grant of Restricted Stock Award.  The Company hereby grants to the Participant an award (the “Restricted Stock Award”) of                            (        ) shares of its Common Stock par value $.10 (the “Stock”) set forth on the Cover Page, under and subject to the terms and conditions of this Award Agreement and the Plan which is incorporated herein by reference and made a part hereof for all purposes.

Section 2.                                          Stock Held by Company.  The Restricted Stock Award shall be evidenced via a book entry registration or the issuance of a stock certificate or certificates as determined by the Company.  As a condition precedent to the book entry registration or the issuing of a certificate representing these shares of the Award, the Participant must deliver to the Company a duly executed irrevocable stock power (in blank) covering such shares represented by the certificate in the form of Exhibit A attached hereto.  All shares of the Award held by the Company pursuant to this Award Agreement shall constitute issued and outstanding shares of Common Stock of the Company for all corporate purposes, and the Participant shall be entitled to vote such shares and shall receive all cash dividends thereon provided that the right to vote or receive such dividends shall terminate with respect to shares which have been forfeited as provided under this Award Agreement.  While such shares are held by the Company and until such shares have vested on the applicable date set forth on the Cover Page (the “Vesting Date”), the Participant for whose benefit such shares are held shall not have the right to encumber or otherwise change, sell, assign, transfer, pledge or otherwise dispose of such unvested shares of Stock or any interest therein, and such unvested shares of Stock shall not be subject to attachment or any other legal or equitable process brought by or on behalf of any creditor of such

Participant; and any such attempt to attach or receive shares in violation of this Award Agreement shall be null and void.  If such shares shall vest on the applicable Vesting Date in accordance with this Award Agreement, the Company shall deliver the shares via book entry registration or in the form of a certificate representing such vested shares.

Section 3.                                          Vesting of Award.  The Participant shall be eligible to receive the Award pursuant to the vesting schedule set forth on the Cover Page (the “Vesting Schedule”), subject to the applicable provisions of the Plan and this Award Agreement having been satisfied.  Upon satisfaction of the vesting conditions, the Participant may receive on or after the applicable Vesting Date, the number of shares of Stock determined by multiplying the aggregate number of shares of Stock subject to the Award set forth on the Cover Page by the designated percentage set forth on the Cover Page.  Unless vesting is accelerated pursuant to the terms of Sections 5 or 6, unvested shares of Stock subject to the Award shall be forfeited upon the date the Participant ceases to serve as a director of the Company.

Section 4.                                          Nontransferability of Restricted Stock Award.  Except as otherwise herein provided, the Restricted Stock Award shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution.  More particularly (but without limiting the generality of the foregoing), unvested shares of Stock held by the Company may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Restricted Stock Award contrary to the provisions hereof shall be null and void and without effect.

Section 5.                                          Acceleration of Awards.  In the event of Participant’s death or Disability, any and all shares under this Restricted Stock Award shall become vested upon such date.  The Committee, in its sole discretion, may elect to accelerate the vesting for all or any part of the shares subject to the Restricted Stock Award for which the applicable Vesting Date(s) has not yet occurred on the date of the Participant’s termination of service due to an approved reason.

Section 6.                                          Change of Control.  Any and all shares under this Restricted Stock Award shall become automatically fully vested upon the occurrence of a Change of Control Event with such acceleration to occur without the requirement of any further act by either the Company or the Participant.

Section 7.                                          Securities Law Restrictions.  The Restricted Stock Award shall be vested and Common Stock issued only upon compliance with the Securities Act of 1933, as amended (the “Act”), and any other applicable securities law, or pursuant to an exemption therefrom. If deemed necessary by the Company to comply with the Act or any applicable laws or regulations relating to the sale of securities, the Participant, at the time of exercise and as a condition imposed by the Company, shall represent, warrant and agree that the shares of Stock subject to the Restricted Stock Award are being acquired for investment and not with any present intention to resell the same and without a view to distribution, and the Participant shall, upon the request of the Company, execute and deliver to the Company an agreement to such effect.  The Participant acknowledges that any stock certificate representing Stock acquired under such circumstances will be issued with a restricted securities legend.

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Section 8.                                          Legends.  The shares of Stock which are the subject of the Award shall be subject to the following legend:

“THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT FOR HELMERICH & PAYNE, INC. 2010 LONG-TERM INCENTIVE PLAN DATED THE 7th DAY OF DECEMBER, 2010.  ANY ATTEMPTED TRANSFER OF THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF SUCH AGREEMENT SHALL BE NULL AND VOID AND WITHOUT EFFECT.  A COPY OF THE AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF HELMERICH & PAYNE, INC.”

Section 9.                                          Notices.  All notices or other communications relating to the Plan and this Award Agreement as it relates to the Participant shall be in writing and shall be delivered personally or mailed (U.S. Mail) by the Company to the Participant at the then current address as maintained by the Company or such other address as the Participant may advise the Company in writing.

Section 10.                                   Conflicts.  In the event of any conflicts between this Agreement and the Plan, the latter shall control.  In the event any provision hereof conflicts with applicable law, that provision shall be severed, and the remaining provisions shall remain enforceable.

Section 11.                                   No Part of Other Plans.  The benefits provided under this Agreement or the Plan shall not be deemed to be a part of or considered in the calculation of any other benefit provided by the Company, a Subsidiary or an Affiliated Entity to the Participant.

Section 12.                                   Participant and Award Subject to Plan.  As specific consideration to the Company for the Award, the Participant agrees to be bound by the terms of the Plan and this Agreement.

IN WITNESS WHEREOF, the parties have executed this Restricted Stock Award Agreement as of the day and year first above written.

HELMERICH & PAYNE, INC., a Delaware corporation

By:

“COMPANY”

“PARTICIPANT”

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EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED,                             , an individual, hereby irrevocably assigns and conveys to                                              ,                                                                   (              ) shares of the Common Stock of Helmerich & Payne, Inc., a Delaware corporation.

DATED: